UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2015

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

0-1402

(Commission File Number)

Ohio	34-1860551
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

22801 St Clair Avenue

Cleveland, Ohio

44117

(Address of Principal Executive Offices, with zip code)

Registrant’s telephone number, including area code: (216) 481-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, members of management of Lincoln Electric Holdings, Inc. (the “Company”) will speak at the Stifel 2015 Industrials Conference being held in New York City on Tuesday, June 16, 2015. The presentation will be webcast and can be accessed on the Company’s Investor Relations web site at http://ir.lincolnelectric.com. A slide presentation for the conference is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1    Stiflel Industrials Conference Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.

Date: June 16, 2015	By:	/s/ Frederick G. Stueber
Frederick G. Stueber
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit Description

99.1	Stiflel Industrials Conference Presentation.